UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2022

VADO CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-222593	30-0968244
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4001 South 700 East

Suite 500

Salt Lake City, UT 84107

(Address of Principal Executive Office) (Zip Code)

(385) 354-6873

(Registrant’s telephone number, including area code)

                              N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into Material Definitive Agreement.

On November 22, 2022, Vado Corp. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with an accredited investor pursuant to which the Company sold to the purchaser 20,000 shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A”) at a purchase price of $2.00 per share (the “Offering”). The Company received $40,000 in gross proceeds from the Offering. Each share of the Series A is convertible into 20 shares of the Company’s common stock, par value $0.001 per share.

The offer and sale of the Series A pursuant to the Purchase Agreement was not registered under the Securities Act of 1933 and are exempt from registration pursuant to Section 4(a)(2) thereof and Rule 506(b) promulgated thereunder.

The description of the Series A, the Purchase Agreement, and the Offering is qualified in its entirety by the full text of the Certificate of Designations for the Series A (the “Series A Certificate”) and the form of Purchase Agreement, which are attached to this Current Report on Form 8-K as Exhibits 4.1 and 10.1, respectively, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed as part of this report:

Exhibit No.	Description
4.1	Certificate of Designation of Series A Convertible Preferred Stock
10.1	Form of Stock Purchase Agreement
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VADO CORP.

November 28, 2022	By:	/s/ David Lelong
David Lelong, Chief Executive Officer